® Sonic Automotive – Investor Presentation October 2021 Updated October 28, 2021

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, the effects of COVID-19 on operations, our anticipated future new vehicle unit sales volume, revenues and profitability, our anticipated future used vehicle unit sales volume, revenues and profitability, our anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, our anticipated expense reductions, long-term annual revenue and profitability targets, anticipated future growth capital expenditures, profitability and pricing expectations in our EchoPark Segment, anticipated openings of new EchoPark stores, anticipated future EchoPark population coverage, anticipated future EchoPark revenue and unit sales volume, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, anticipated future acquisition synergies, the closing and integration of the RFJ Auto acquisition, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other reports and information filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC.

3 Company Overview

4 ® Sonic Automotive: Who We Are QUICK FACTS (NYSE: SAH) a Fortune 500 Company and One of the Nation’s Largest Automotive Retailers 119 25+ 14 17 $9.8 Billion $1.4 Billion 93K New Vehicles Sold 159K Total Revenues Automotive Brands Locations Used Vehicles Sold States Collision Centers Gross Profit Note: Revenue, Gross Profit, New & Used Vehicles Sold are for FY 2020 Our Core Franchised Dealerships Segment is a Full-Service Automotive Retail Business With Strategic Growth Levers Across Multiple Business Lines with a Diversified Brand Portfolio Our High Growth EchoPark Segment Offers a Unique Approach to Pre-Owned Vehicle and F&I Sales Below-Market Pricing with a No Haggle Purchase Experience Drives Industry-Leading Used Vehicle Volume Throughput

# Investment Highlights



**Multiple Growth And Profit Drivers** For Franchised Segment

Broad Revenue Stream **Diversification**

**Unique, High Return** EchoPark Business Model

Expect To Grow Total Revenue To **$25 Billion** By 2025*

**Complementary Relationship** – Sonic Franchised And EchoPark

Focused On **Expense Control** And Maintaining **Strong Balance Sheet**

**Disciplined Capital Allocation** To Accelerate EchoPark Growth

Note: Total revenue projection is estimate of future results. Actual results may differ. See "Forward-Looking Statements."
* Excludes $3.2 billion in annualized revenues from acquisition of RFJ Auto Partners expected to close in December 2021.

5

6 Revenue Composition BY GEOGRAPHY TX 28% CA 26%CO 10% TN 7% FL 7% AL 6% NC 5% GA 3% VA 2% MD 2% SC 2% NV 2% Concentrated in Major Metro Markets Geographic Footprint, Revenue Streams and Brand Mix Offer Attractive Diversification Across the Automotive Retail Space Note: Percentages are Percent of Total Revenue for FY 2020 * Based On 2020 U.S. Census Bureau Data 3rd Fastest Growing State* Pandemic Recovery Has Lagged Other Markets – Near-Term Potential Upside

7 Revenue Composition – Diversified Revenue Streams Note: Percentages are Percent of Total for FY 2020 5% 34% 13% 42% 39% 7%43% 17% Revenue Gross Profit New Vehicle Used Vehicle (Including Wholesale) Parts, Service & Collision Repair ("Fixed Operations") Finance & Insurance ("F&I") Brand Distribution Note: Percentages are Percent of Total Revenue for FY 2020 Brand % of Revenue Franchise Brand % of Revenue BMW 22% Mercedes 11% Audi 6% Lexus 4% Land Rover 4% Porsche 3% Cadillac 2% MINI 1% Other Luxury (1) 2% Honda 11% Toyota 7% Hyundai 1% Volkswagen 1% Nissan <1% EchoPark 15% Non-Franchise 15% Ford 5% General Motors (2) 5% Luxury 55% 20%Import Domestic 10% (1) Includes Volvo, Jaguar, Acura and Infiniti (2) Includes Chevrolet, GMC and Buick Business Line Mix Majority Of Gross Profit Driven By Stable Business Lines

8 ® EchoPark Automotive – A Unique Growth Story Growing Nationwide Distribution Network Expected To Reach 90% Of Population By 2025 Unique, High Return Business Model High Quality 1 to 4-Year-Old Vehicles – Nearly New With Remaining Warranty Wide Reach – 30% of Guests Travel More Than 30 Minutes To Shop Our Inventory Priced Up To $3,000 Below Market With Simplified, Easy Purchase Experience Focus On Pre-Owned Market – Larger & More Stable Than New Vehicle Market The New Car Alternative™ Price. Quality. Experience.

9 Franchised Dealerships ® ® Complementary Relationship Between Segments • Thrives When New Vehicle Industry Is Healthy, Particularly Where Luxury Brands Are Strong • Diversified Revenue Streams • Relatively Low Fixed Costs And Multiple Strategic Levers • Further Growth Opportunities:  Parts and Service Business  Used Vehicles  F&I Penetration  Expense Leverage  Strategic Acquisitions • Strong Secular Growth Phase Due To:  Focus On Recession-Resistant Pre-Owned Vehicle Market  Below-Market Pricing Strategy  Simplified, Easy Purchase Experience • In A Declining Pre-Owned Vehicle Price Environment, EchoPark Should:  Benefit From Rapid Inventory Turns, Creating An Even Greater Pricing Advantage Over Competitors To Drive Additional Unit Sales Volume

10 Strategic Direction • Continued Growth Opportunity In Parts & Service, F&I Per Unit • Ongoing Profitability Enhancement Through SG&A Expense Control, Inventory Management • Pursue Strategic Acquisition Opportunities As Market Evolves • Utilize Existing Infrastructure To Support Omnichannel Distribution Network • Early-Stage Strong Secular Growth Phase • Expect 25% Population Coverage By End Of 2021, 90% Coverage By 2025 • Quarterly Profitability Inflection Expected In Late 2022 • Nationwide Distribution Network Expected To Deliver 575,000 Unit Sales And $14 Billion In Revenues Annually By 2025 • Addressable Market Opportunity Of 2 Million Vehicles • Invest In Proprietary Digital Retail Platform To Accelerate Growth • Focus On Guest Experience To Drive Market Share Gains • Balanced Capital Allocation Strategy Prioritizes Highest Return on Investment • Return Of Capital To Shareholders Via Dividend And Share Repurchase Program Franchised Dealerships EchoParkStrategic Drivers Note: Profitability and revenue projection are estimates of future results. Actual results may differ. See “Forward-Looking Statements.”

11 EchoPark

# EchoPark – Brand Promise

EchoPark AUTOMOTIVE

**Price. Quality. Experience.**

Up To **40%** Below New Vehicle Price

Up To **$3,000** Below Used Vehicle Market Price

High Quality, Low Mileage Vehicles

Transparent Guest-Centric Experience

New Car Feel Without The New Car Price

Free CARFAX Report With Every Vehicle

Buy & Sell Your Way – On-Site Or Online

Complete Purchase In Under An Hour

**Low Cost Omnichannel Model**

Sonic Automotive EchoPark AUTOMOTIVE 12

13 EchoPark – Developing Nationwide Distribution Network 25% Population Coverage By End Of 2021 90% Population Coverage By 2025 Note: Future locations and U.S. population coverage are based on projections. Actual results may differ. See “Forward-Looking Statements.” Existing Retail Hub Existing Delivery Center Delivery Center Coverage Area Future Market Opportunities

# EchoPark – Addressable Market Opportunity

## Annual Retail Vehicle Sales Volume

**15+ MILLION**
1–4-Year-Old Vehicles

**13+ MILLION**
New Vehicles

**6+ MILLION**
5–6-Year-Old Vehicles

**2 MILLION**
EchoPark Automotive
Opportunity

EchoPark®
AUTOMOTIVE

| Target<br>**90% Population Coverage**<br>By 2025 With Growing Nationwide Distribution Network | Target<br>**10% Market Share**<br>Already Achieving This Share* In Multiple Markets |
|---|---|
| Priced Up To<br>**40% Below New**<br>Converts Prospective New Car Buyers | Priced Up to<br>**$3,000 Below Used**<br>Competes On Price vs. 5 to 6-Year-Old Vehicles, Consumer Can Buy Newer Vehicle For Same Price |

* Share Of Vehicles That Fit Model In Existing EchoPark Markets

**4% Q3 2021 Average Market Share* – Up 110 Basis Points From Q3 2020**

Sonic Automotive EchoPark Automotive
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15 EchoPark – 5-Year Growth Forecast 57,161 575,000 FY 2020 FY 2025E Retail Unit Sales Volume FY 2020 FY 2025E $1.4 $14.0 Total Revenues (In Billions) 58% CAGR $221.0 FY 2020 FY 2025E Pre-Tax Profit (Loss) (In Millions) ($1.1) $11.0 $261.0 FY 2020 FY 2025E EBITDA (In Millions) Growth Drivers • Expect to Open ~25 Locations Per Year From 2021-2025 • ~20 Delivery Centers, ~5 Medium Or Large Retail Hubs • See 4-Wall Model On Next Slide • Existing Markets Generate ~400,000 Unique Leads On An Annualized Basis • Expect To Cover 25% Of U.S. Population By End Of 2021, 90% By 2025 • Population Coverage, Market Density Growth And Continued Market Share Gains Drive Long-Term Opportunity To Achieve 2 Million Retail Unit Sales Annually Note: Amounts are estimates of future results used for modeling purposes. Actual results may differ materially.

# EchoPark – Modeled 4-Wall Economics At Maturity

| (Modeled Metrics Assume 100% Maturity) | Delivery Center | Medium Retail Hub | Large Retail Hub |
|---|---|---|---|
| Average Monthly Retail Unit Volume | 300 | 750 | 1,500 |
| Average Vehicle Selling Price | $ 20,500 | $ 20,500 | $ 20,500 |
| Total Annual Revenues | $ 82,000,000 | $ 205,000,000 | $ 410,000,000 |
| Total Combined Gross Profit Per Unit Retailed ("GPU") | $ 1,700 | $ 2,150 | $ 2,150 |
| Target SG&A Expenses as % of Gross Profit | 65% | 60% | 60% |
| **Annual Pre-Tax Profit** | **$ 2,100,000** | **$ 7,200,000** | **$ 14,400,000** |
| Average Compensation Per Employee (with Fringe) | $ 68,000 | $ 78,000 | $ 78,000 |
| Total Headcount | 7 | 105 | 170 |
| Sales Experience Guide ("EG") Headcount | N/A | 25 | 50 |
| Average Retail Unit Sales Per EG Per Month | N/A | 30 | 30 |
| Target Inventory Days' Supply | N/A | 30 Days | 30 Days |
| Working Capital Investment | $ - | $ 15,000,000 | $ 31,000,000 |
| Inventory Floor Plan Financing | $ - | $ (15,000,000) | $ (31,000,000) |
| **Capital Expenditures, Including Land (Varies By Market)** | **$1-$2 Million** | **$7-$12 Million** | **$20-$25 Million** |
| Estimated Months to Breakeven | 3-6 Months | 6-9 Months | 6-9 Months |
| Estimated Years to Maturity | 2 Years | 4 Years | 5 Years |
| **Expected Pre-Tax Return On Investment** | **55%+** | **35% - 50%** | **28% - 33%** |

Note: Estimated average pre-tax losses of $1.5 to $2.0 million per new medium or large retail hub opening in normal used vehicle pricing environment (Approximately ~40% incurred in 3 months prior to opening, ~60% incurred post-opening prior to targeted breakeven). Pre-tax losses for new Delivery Center locations are expected to be approximately $0.2 million per location prior to targeted breakeven.

Note: Amounts are estimates of future results used for comparative modeling purposes. Actual store results may differ. See "Forward-Looking Statements."

Sonic Automotive EchoPark AUTOMOTIVE
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17 EchoPark – Delivery Center Model Existing Retail Hub Example Delivery Center Market Coverage Opportunity Delivery Center Model • Utilize Nearby Retail Hub For Inventory Storage And Reconditioning (Asset Light Expansion) • Advertise Inventory Online In Surrounding Markets • Drive Incremental eCommerce Sales In New Markets • Inspect & Buy Vehicles From Guests After Online Appraisal And Firm Purchase Offer • Arrange Vehicle Transport To Delivery Center • Guest Picks Up Vehicle At EchoPark Delivery Center Nearest Their Home (i.e. Next-To-Last-Mile Delivery) Strategic Advantages • Accelerates Entry Into New Markets With Minimal Capital Expenditures Or Overhead Costs • Same Guest-Centric Purchase Experience And Convenience • Blend Of Brick And Mortar And eCommerce Distribution Network Creates Operating Leverage Delivery Center Markets • Expect To Open 3 To 4 Delivery Centers Per Retail Hub • Target Adjacent Secondary Markets Or Large Markets Where Traditional Dealership Real Estate Is Unavailable Or Cost Prohibitive

# EchoPark – High Volume Model Drives Superior Returns

**Ultra-Low Pricing** › **Attractive F&I** › **High Volume Throughput**

**Below-Market Pricing** Drives High Customer Lead Volume

**Higher Penetration Rates** On F&I Products vs. Industry Average

**5X Volume** Throughput Per Retail Hub vs. Sonic Franchised Stores

| Gross Profit Per Unit ("GPU") | Franchised Used | EchoPark | Better (Worse) |
|---|---|---|---|
| Front-End Used Vehicle GPU | $1,300 | $(100) | |
| F&I GPU | $1,800 | $2,250 | |
| Parts and Service Reconditioning GPU | $500 | - | |
| Total Used-Related GPU | $3,600 | $2,150 | ($1,450) |
| Volume Differential Factor | x1 | X5 | |
| **Pro Forma Comparative Used-Related Gross Profit** | **$3,600** | **$10,750** | **$7,150** |

Note: Amounts are estimates of future results used for comparative modeling purposes. Actual results may differ.

Sonic Automotive EchoPark Automotive 18

19 EchoPark – Growth Path 212 660 881 920 764 941 1,136 1,585 1,685 1,673 2,049 2,400 4,496 5,518 7,459 7,698 8,762 11,051 12,587 13,206 12,676 13,986 13,207 15,127 14,841 19,670 21,261 21,255 $- $100 $200 $300 $400 $500 $600 $700 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 (In M illi on s) Quarterly Retail Units Quarterly Revenue Updated Retail Unit Volume Forecast: FY 2021 78,000 – 80,000 Units Price Adjustments To Address Ongoing Challenges In Wholesale Price Environment Reduced Unit Volume Targets For FY 2021

20 EchoPark – Adjusted EBITDA Trend ($2.8) ($1.1) ($3.4) ($2.2) ($3.0) ($2.1) $5.0 $4.8 $6.4 $5.3 $5.2 $5.6 $3.1 ($2.9) $6.2 ($9.4) ($28.5) $6.1 $6.2 $6.8 $4.8 $(0.3) $6.7 $(4.0) $(11.7) $(30.0) $(25.0) $(20.0) $(15.0) $(10.0) $(5.0) $- $5.0 $10.0 Adjusted EBITDA Less Impact of New Stores (In M illi on s) Adjusted Pricing And Volume During Q3 2021 To Mitigate Effects of Wholesale Price Increases On EBITDA Losses Resulting In Month-Over-Month Improvements Throughout Q3 2021 Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) Newly Opened Store Losses and Future Store Pre-Opening Costs Expected To Reduce Adjusted EBITDA By $12-$14 Million Annually, Before Impact Of Used Vehicle Market Price Conditions On GPU Adjusted EBITDA by Month Jul 2021 Aug 2021 Sep 2021 Q3 2021 Total EchoPark $(12.6) $ (9.5) $ (6.4) $ (28.5) Impact of Stores Open <12 Months $ (6.9) $ (6.2) $ (3.7) $ (16.8) Excluding New Store Impact $ (5.7) $ (3.3) $ (2.7) $ (11.7)

21 Franchised Dealerships

22 New & Used Vehicle Sales Parts & Service (P&S) Finance & Insurance (F&I) ® Franchised Dealerships Franchised Dealerships88 Brands, Luxury Weighted25+ Diversified Revenue Streams • New & Used Vehicle Sales • Parts Service (P S) • Finance & Insurance (F&I) Collision Repair Centers14 20 Major Metropolitan Markets Stable Business With Organic And Acquisition Growth Opportunities Resilient And Flexible Business Model Through Economic Cycles

23 Franchised Dealerships – Geographic Footprint Diversified Geographic Market Platform 121 Stores, 25+ Brands, 16 Collision Repair Centers RFJ Auto Acquisition Expected To Close In December 2021 • Expect $3.2 Billion In Annualized Revenues • 33 Locations In 7 States, 16 New Vehicle Brands • Adds Six New States, 5 New Brands To Portfolio RFJ Auto Markets Note: Store, Brand and Collision Center Counts Include RFJ Auto Acquisition

24 Franchised Dealerships – Strategic Levers Multiple Growth Drivers Pursue Strategic Acquisitions Opportunities Grow Parts and Service Maximize F&I Penetration High Used Vehicle Volume Throughput Data-Driven Inventory Management Apply EchoPark Learnings Develop Omnichannel Platform SG&A Expense Discipline Realize Synergies From Acquisitions

25 Omnichannel Strategy

# Full Omnichannel Infrastructure

Sonic Automotive | EchoPark AUTOMOTIVE

**Buy & Sell Your Way**

ON-SITE ⟷ ONLINE

**Seamless Guest Experience**

| | |
|---|---|
| **Digital Interface** | Develop & Launch eCommerce Platform |
| | Proprietary Ability to Buy a Car A to Z Online or Any Step In Between |
| **People** | Guest Experience Managers; Centralized Appraisals, Inventory Sourcing, Pricing; Centralized Call Support; Centralized F&I; Centralized Marketing |
| **Proprietary Technology** | Utilize SIMS, Python Analytics, Robotic Process Automation, Hyper-Intelligence Technology |

Sonic Automotive EchoPark AUTOMOTIVE 26

# Buy & Sell Your Way

Sonic Automotive | EchoPark AUTOMOTIVE

## Buy & Sell Your Way

- Our Blend Of Brick And Mortar And eCommerce Strategies Allows Guests To **Choose Their Preferred Buying Approach**
- A **Flexible, Guest-Centric** Experience With Options
- Will Be **Seamless To The Guest**, Regardless Of Which Path They Choose

## Buy On-Site

- Complete A Traditional Vehicle Purchase Experience With A **Modern, Technology-Enabled Approach**
- Can Be Completed In **Under An Hour**

## Start Online, Finish On-Site Or Buy Completely Online

- Research Online, Utilize Chat, Text, Phone, Zoom To **Reduce In-Person Process**
- Review And Select Insurance Products And Financing Options
- Includes Online Trade-In Appraisal And **Firm Purchase Offer**

- Complete A Full eCommerce Transaction **In Minutes**
- **Conveniently** Test Drive And Finalize Purchase At Franchised Dealership, EchoPark Retail Hub Or EchoPark Delivery Center

Represents ~10% Of Q3 2021 Vehicle Sales Transactions

Sonic Automotive EchoPark AUTOMOTIVE
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28 Q3 2021 Financial Snapshot

29 Q3 2021 – Consolidated Continuing Operations B/(W) than Q3 2020 (In millions, except per share data) Q3 2021 $ % Revenues $3,072.8 $524.3 20.6% Gross profit $472.0 $95.5 25.3% SG&A expenses $321.4 ($61.0) (23.5%) SG&A expenses as % of gross profit 68.1% 100 bps Earnings from continuing operations before taxes $112.2 $34.7 44.8% Continuing Ops: Net income $84.7 $27.0 46.9% Diluted earnings per share $1.96 $0.61 45.2% Excluding The Effect Of A $3.2 Million Gain On Disposal Of Franchises In Q3 2020, Q3 2021 Diluted EPS From Continuing Operations Increased 51.9% Refer to Appendix for Reconciliation of Non-GAAP Financial Measures

30 Q3 2021 – Franchised Dealerships Segment B/(W) than Q3 2020 (In millions, except unit and per unit data) Q3 2021 $ % Revenues $2,409.5 $246.0 11.4% Gross profit $446.2 $98.8 28.5% SG&A expenses $268.3 ($36.5) (15.7%) SG&A expenses as % of gross profit 60.1% 670 bps Segment income (loss) $145.1 $64.7 80.4% New vehicle unit sales volume 22,791 (1,309) (5.4%) Retail used vehicle unit sales volume 26,274 (89) (0.3%) New vehicle gross profit per unit $5,055 $2,454 94.4% Retail used vehicle gross profit per unit $1,907 $603 46.2% F&I gross profit per unit retailed $2,303 $493 27.2% Excluding The Effect Of A $3.2 Million Gain On Disposal Of Franchises In Q3 2020, Q3 2021 SG&A Expenses As % Of Gross Profit Decreased 760 Basis Points Refer to Appendix for Reconciliation Of Segment Income (Loss) And Non-GAAP Financial Measures

31 Q3 2021 – EchoPark Segment B/(W) than Q3 2020 (In millions, except unit and per unit data) Q3 2021 $ % Revenues $663.3 $278.3 72.3% Gross profit $25.8 ($3.4) (11.6%) SG&A expenses $53.0 ($27.7) (109.7%) SG&A expenses as % of gross profit 205.4% NM Segment income (loss) ($32.9) ($33.1) NM Retail used vehicle unit sales volume 21,255 6,128 40.5% Total combined gross profit per unit retailed $1,030 ($914) (47.0%) Q3 2021 Segment Income (Loss) Includes Market Expansion-Related Losses of $18.0 Million All-Time Record Quarterly Revenue Adjusted Pricing Strategy To Mitigate GPU Compression Amid Ongoing Challenges In Wholesale Market Pricing, Resulting In Lower Unit Sales Volume Refer to Appendix for Reconciliation Of Segment Income (Loss)

32 Strong Balance Sheet And Liquidity September 30,2021 December 31,2020 (In Millions) Cash and cash equivalents 220.1$ 170.3$ Availability under the 2021 Revolving Credit Facility(1) 224.0 214.7 Availability under the 2019 Mortgage Facility 19.5 11.2 Availability under the 2020 Line Of Credit Facility(2) 54.1 57.0 Floor plan deposit balance 100.0 73.2 Total available liquidity resources 617.7$ 526.4$ Covenant Requirement* September 30,2021 December 31,2020 Liquidity ratio >= 1.05 1.19 1.18 Fixed charge coverage ratio >= 1.20 2.58 2.07 Total lease adjusted leverage ratio <= 5.75 1.28 2.78 Net debt to Adjusted EBITDA ratio(3) 0.65 1.29 * As Defined In The 2021 Revolving Credit Facility and 2019 Mortgage Facility (1) Balance As Of December 31, 2020 Was Under The 2016 Revolving Credit Facility (2) Subsequent To September 30, 2021 The 2020 Line Of Credit Facility Was Terminated By Sonic (3) Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) and Net Debt To Adjusted EBITDA Ratio (A Non-GAAP Measure) In October 2021, Sonic Amended Its 2021 Credit Facilities To Increase Total Revolver And Floor Plan Capacity To $2.95 Billion

33 Capital Expenditure Discipline Strict Capital Allocation Strategy Prioritizes Highest Return On Investment Actual YTD Q3 2021 Capital Expenditures Of $181.5 Million FY 2021E Includes Plans For 25 New EchoPark Locations In 2021 And Real Estate For 2022 Openings $181.2 $87.8 $89.3 $92.4 $170.0 $53.0 $75.8 $36.3 $34.8 $125.0 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021E* Gross Capital Expenditures (In Millions) Franchised EchoPark * Excludes RFJ Auto Real Estate Capital Expenditures Of Approximately $122M

34 Appendix

35 Non-GAAP Reconciliation – Segment Income Franchised Dealerships Segment EchoPark Segment Consolidated (In millions, except unit data) Q3 2021 Q3 2020 Q3 2021 Q3 2020 Q3 2021 Q3 2020 Revenues 2,409.5$ 2,163.5$ 663.3$ 385.1$ 3,072.8$ 2,548.5$ Gross profit 446.2$ 347.4$ 25.8$ 29.2$ 472.0$ 376.6$ SG&A expenses 268.3$ 231.9$ 53.0$ 25.3$ 321.4$ 257.2$ Segment income 145.1$ 80.5$ (32.9)$ 0.2$ 112.2$ 80.7$ Impairment charges - - - - - - Earnings (loss) from continuing operations before taxes 145.1$ 80.5$ (32.9)$ 0.2$ 112.2$ 80.7$ Adjusted net income (loss) from continuing operations 84.7$ 57.7$ Gain on franchise and real estate disposals (before taxes) - 3.2 Tax effect of items of interest and non-recurring tax items - (0.9) Net income (loss) from continuing operations 84.7$ 60.0$ New vehicle unit sales volume 22,791 24,100 55 - 22,846 24,100 Retail used vehicle unit sales volume 26,274 26,363 21,255 15,127 47,529 41,490 Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges

36 Non-GAAP Reconciliation – Earnings Per Share Q3 2021 Q3 2020 (In thousands, except per share amounts) Weighted- Average Shares Amount Per Share Amount Weighted- Average Shares Amount Per Share Amount Diluted earnings (loss) and shares from continuing operations 43,285 84,691$ 1.96$ 44,577 59,988$ 1.35$ Pre-tax items of interest: Gain on franchise and real estate disposals -$ (3,150)$ Total pre-tax items of interest -$ (3,150)$ Tax effect of above items - 827 Adjusted diluted earnings (loss) and shares from continuing operations 43,285 84,691$ 1.96$ 44,577 57,665$ 1.29$

# Non-GAAP Reconciliation – Adjusted EBITDA

| (In thousands) | FY 2017 | FY 2018 | FY 2019 | FY 2020 | LTM Q3 2021 |
|---|---|---|---|---|---|
| Net Income (Loss) | $ 92,983 | $ 51,650 | $ 144,137 | $ (51,385) | $ 309,891 |
| Provision For Income Taxes | 13,198 | 22,645 | 54,954 | 15,619 | 116,358 |
| Income (Loss) Before Taxes | $ 106,181 | $ 74,295 | $ 199,091 | $ (35,766) | $ 426,249 |
| Non-Floor Plan Interest | 50,531 | 52,049 | 50,475 | 38,672 | 37,000 |
| Depreciation and Amortization | 92,127 | 96,652 | 95,646 | 93,922 | 100,059 |
| Stock-Based Compensation Expense | 11,119 | 11,853 | 10,797 | 11,704 | 14,307 |
| Loss (Gain) On Exit Of Leased Dealerships | 2,157 | 1,709 | (170) | - | - |
| Impairment Charges | 9,394 | 29,514 | 20,768 | 270,017 | 1,158 |
| Loss (Gain) On Debt Extinguishment | 14,607 | - | 6,690 | - | - |
| Long-Term Compensation Charges | - | 32,522 | - | - | 1,500 |
| Loss (Gain) on Franchise and Real Estate Disposals | (9,980) | (39,307) | (74,812) | (8,247) | (6,838) |
| Adjusted EBITDA | $ 276,136 | $ 259,287 | $ 308,485 | $ 370,302 | $ 573,435 |
| | | | | | |
| Long-Term Debt (Including Current Portion) | $ 1,024,703 | $ 945,083 | $ 706,886 | $ 720,066 | $ 691,157 |
| Cash and Equivalents | (6,352) | (5,854) | (29,103) | (170,313) | (220,082) |
| Floor Plan Deposit Balance | (3,000) | - | - | (73,180) | (100,000) |
| Net Debt | $ 1,015,351 | $ 939,229 | $ 677,783 | $ 476,573 | $ 371,075 |
| Net Debt To Adjusted EBITDA Ratio | 3.68 | 3.62 | 2.20 | 1.29 | 0.65 |

Note – Balance Sheet Amounts Are As Of December 31 for the FY Then Ended. LTM Q3 2021 Amounts Are For The Twelve-Month Period Ended September 30, 2021. Balance Sheet Amounts For LTM Q3 2021 Are As Of September 30, 2021.

Sonic Automotive EchoPark Automotive
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# Non-GAAP Reconciliation – Adjusted EBITDA

| | Q3 2021 | | | | Q3 2020 | | | |
|---|---|---|---|---|---|---|---|---|
| | Franchised Dealerships Segment | EchoPark Segment | Discontinued Operations | Total | Franchised Dealerships Segment | EchoPark Segment | Discontinued Operations | Total |
| | (In thousands) | | | | (In thousands) | | | |
| Net Income (Loss) | | | | $ 84,485 | | | | $ 59,818 |
| Provision For Income Taxes | | | | 27,490 | | | | 20,620 |
| Income (Loss) Before Taxes | $ 145,138 | $ (32,888) | $ (275) | $ 111,975 | $ 80,434 | $ 239 | $ (235) | $ 80,438 |
| Non-Floor Plan Interest | 8,799 | 333 | - | 9,132 | 9,781 | 147 | - | 9,928 |
| Depreciation And Amortization | 21,943 | 3,980 | - | 25,923 | 21,004 | 2,763 | - | 23,767 |
| Stock-Based Compensation Expense | 3,681 | - | - | 3,681 | 3,153 | - | - | 3,153 |
| Impairment Charges | - | - | - | - | 26 | - | - | 26 |
| Long-Term Compensation Charges | - | 500 | - | 500 | - | - | - | - |
| Gain On Franchise And Real Estate Disposals | (12) | (423) | - | (435) | (3,388) | - | - | (3,388) |
| Adjusted EBITDA | $ 179,549 | $ (28,498) | $ (275) | $ 150,776 | $ 111,010 | $ 3,149 | $ (235) | $ 113,924 |

| | Q2 2021 | | | | Q2 2020 | | | |
|---|---|---|---|---|---|---|---|---|
| | Franchised Dealerships Segment | EchoPark Segment | Discontinued Operations | Total | Franchised Dealerships Segment | EchoPark Segment | Discontinued Operations | Total |
| | (In thousands) | | | | (In thousands) | | | |
| Net Income (Loss) | | | | $ 113,845 | | | | $ 30,791 |
| Provision For Income Taxes | | | | 36,972 | | | | 6,353 |
| Income (Loss) Before Taxes | $ 165,415 | $ (14,394) | $ (204) | $ 150,817 | $ 34,856 | $ 2,577 | $ (289) | $ 37,144 |
| Non-Floor Plan Interest | 8,895 | 348 | - | 9,243 | 8,938 | 234 | - | 9,172 |
| Depreciation And Amortization | 21,444 | 4,152 | - | 25,596 | 20,514 | 2,758 | - | 23,272 |
| Stock-Based Compensation Expense | 3,989 | - | - | 3,989 | 2,971 | - | - | 2,971 |
| Impairment Charges | - | - | - | - | 833 | - | - | 833 |
| Long-Term Compensation Charges | - | 500 | - | 500 | - | - | - | - |
| Gain On Franchise And Real Estate Disposals | (400) | (23) | - | (423) | 1,117 | - | - | 1,117 |
| Adjusted EBITDA | $ 199,343 | $ (9,417) | $ (204) | $ 189,722 | $ 69,229 | $ 5,569 | $ (289) | $ 74,509 |

Sonic Automotive EchoPark AUTOMOTIVE
38

# Non-GAAP Reconciliation – Adjusted EBITDA

| | Q1 2021 | | | | Q1 2020 | | | |
|---|---|---|---|---|---|---|---|---|
| | Franchised Dealerships Segment | EchoPark Segment | Discontinued Operations | Total | Franchised Dealerships Segment | EchoPark Segment | Discontinued Operations | Total |
| | (In thousands) | | | | | | | |
| Net Income (Loss) | | | | $ 54,222 | | | | $ (199,333) |
| Provision For Income Taxes | | | | 19,051 | | | | (44,200) |
| Income (Loss) Before Taxes | $ 70,543 | $ 2,010 | $ 720 | $ 73,273 | $ (245,344) | $ 2,096 | $ (285) | $ (243,533) |
| Non-Floor Plan Interest | 9,127 | 334 | - | 9,461 | 10,043 | 365 | - | 10,408 |
| Depreciation And Amortization | 21,206 | 3,304 | - | 24,510 | 20,144 | 2,708 | - | 22,852 |
| Stock-Based Compensation Expense | 3,485 | - | - | 3,485 | 2,427 | - | - | 2,427 |
| Impairment Charges | - | - | - | - | 268,000 | - | - | 268,000 |
| Long-Term Compensation Charges | - | 500 | - | 500 | - | - | - | - |
| Gain On Franchise And Real Estate Disposals | (21) | 14 | - | (7) | - | - | - | - |
| Adjusted EBITDA | $ 104,340 | $ 6,162 | $ 720 | $ 111,222 | $ 55,270 | $ 5,169 | $ (285) | $ 60,154 |

| | Q4 2020 | | | | Q4 2019 | | | |
|---|---|---|---|---|---|---|---|---|
| | Franchised Dealerships Segment | EchoPark Segment | Discontinued Operations | Total | Franchised Dealerships Segment | EchoPark Segment | Discontinued Operations | Total |
| | (In thousands) | | | | | | | |
| Net Income (Loss) | | | | $ 57,339 | | | | $ 46,307 |
| Provision For Income Taxes | | | | 32,845 | | | | 14,703 |
| Income (Loss) Before Taxes | $ 90,611 | $ (833) | $ 406 | $ 90,184 | $ 75,466 | $ (14,518) | $ 62 | $ 61,010 |
| Non-Floor Plan Interest | 8,963 | 201 | - | 9,164 | 12,335 | 435 | - | 12,770 |
| Depreciation And Amortization | 21,167 | 2,863 | - | 24,030 | 20,972 | 2,765 | - | 23,737 |
| Stock-Based Compensation Expense | 3,152 | - | - | 3,152 | 2,690 | - | - | 2,690 |
| Impairment Charges | 1,158 | - | - | 1,158 | 1,075 | 16,617 | - | 17,692 |
| Loss On Debt Extinguishment | - | - | - | - | 6,690 | - | - | 6,690 |
| Gain On Franchise And Real Estate Disposals | (821) | (5,152) | - | (5,973) | (29,242) | - | - | (29,242) |
| Adjusted EBITDA | $ 124,230 | $ (2,921) | $ 406 | $ 121,715 | $ 89,986 | $ 5,299 | $ 62 | $ 95,347 |

39

# Non-GAAP Reconciliation – Adjusted EBITDA

(In thousands)

| | Q3 2020 Franchised Dealerships Segment | Q3 2020 EchoPark Segment | Q3 2020 Discontinued Operations | Q3 2020 Total | Q3 2019 Franchised Dealerships Segment | Q3 2019 EchoPark Segment | Q3 2019 Discontinued Operations | Q3 2019 Total |
|---|---|---|---|---|---|---|---|---|
| Net Income (Loss) | | | | $ 59,818 | | | | $ 29,010 |
| Provision For Income Taxes | | | | 20,620 | | | | 11,307 |
| Income (Loss) Before Taxes | $ 80,434 | $ 239 | $ (235) | $ 80,438 | $ 38,417 | $ 2,123 | $ (223) | $ 40,317 |
| Non-Floor Plan Interest | 9,781 | 147 | - | 9,928 | 12,011 | 402 | - | 12,413 |
| Depreciation And Amortization | 21,004 | 2,763 | - | 23,767 | 21,561 | 2,703 | - | 24,264 |
| Stock-Based Compensation Expense | 3,153 | - | - | 3,153 | 2,681 | - | - | 2,681 |
| Impairment Charges | 26 | - | - | 26 | - | 1,124 | - | 1,124 |
| Gain On Franchise Disposals | (3,388) | - | - | (3,388) | 823 | - | - | 823 |
| Adjusted EBITDA | $ 111,010 | $ 3,149 | $ (235) | $ 113,924 | $ 75,493 | $ 6,352 | $ (223) | $ 81,622 |

(In thousands)

| | Q2 2020 Franchised Dealerships Segment | Q2 2020 EchoPark Segment | Q2 2020 Discontinued Operations | Q2 2020 Total | Q2 2019 Franchised Dealerships Segment | Q2 2019 EchoPark Segment | Q2 2019 Discontinued Operations | Q2 2019 Total |
|---|---|---|---|---|---|---|---|---|
| Net Income (Loss) | | | | $ 30,791 | | | | $ 26,599 |
| Provision For Income Taxes | | | | 6,353 | | | | 10,009 |
| Income (Loss) Before Taxes | $ 34,856 | $ 2,577 | $ (289) | $ 37,144 | $ 35,129 | $ 1,693 | $ (213) | $ 36,608 |
| Non-Floor Plan Interest | 8,938 | 234 | - | 9,172 | 12,599 | 431 | - | 13,030 |
| Depreciation And Amortization | 20,514 | 2,758 | - | 23,272 | 21,736 | 2,668 | - | 24,404 |
| Stock-Based Compensation Expense | 2,971 | - | - | 2,971 | 2,612 | - | - | 2,612 |
| Impairment Charges | 833 | - | - | 833 | - | - | - | - |
| Gain On Franchise Disposals | 1,117 | - | - | 1,117 | 356 | - | - | 356 |
| Adjusted EBITDA | $ 69,229 | $ 5,569 | $ (289) | $ 74,509 | $ 72,432 | $ 4,792 | $ (213) | $ 77,010 |

40

# Non-GAAP Reconciliation – Adjusted EBITDA

(In thousands)

| | Q1 2020 | | | | Q1 2019 | | | |
|---|---|---|---|---|---|---|---|---|
| | Franchised Dealerships Segment | EchoPark Segment | Discontinued Operations | Total | Franchised Dealerships Segment | EchoPark Segment | Discontinued Operations | Total |
| Net Income (Loss) | | | | $ (199,333) | | | | $ 42,221 |
| Provision For Income Taxes | | | | (44,200) | | | | 18,935 |
| Income (Loss) Before Taxes | $ (245,344) | $ 2,096 | $ (285) | $ (243,533) | $ 61,156 | $ 180 | $ (180) | $ 61,156 |
| Non-Floor Plan Interest | 10,043 | 365 | - | 10,408 | 11,829 | 433 | - | 12,262 |
| Depreciation And Amortization | 20,144 | 2,708 | - | 22,852 | 20,824 | 2,418 | - | 23,242 |
| Stock-Based Compensation Expense | 2,427 | - | - | 2,427 | 2,814 | - | - | 2,814 |
| Loss (Gain) On Exit Of Leased Dealerships | - | - | - | - | (170) | - | - | (170) |
| Impairment Charges | 268,000 | - | - | 268,000 | 26 | 1,926 | - | 1,952 |
| Gain On Franchise Disposals | - | - | - | - | (46,750) | - | - | (46,750) |
| Adjusted EBITDA | $ 55,270 | $ 5,169 | $ (285) | $ 60,154 | $ 49,729 | $ 4,957 | $ (180) | $ 54,506 |

(In thousands)

| | Q4 2019 | | | | Q4 2018 | | | |
|---|---|---|---|---|---|---|---|---|
| | Franchised Dealerships Segment | EchoPark Segment | Discontinued Operations | Total | Franchised Dealerships Segment | EchoPark Segment | Discontinued Operations | Total |
| Net Income (Loss) | | | | $ 46,307 | | | | $ 21,821 |
| Provision For Income Taxes | | | | 14,703 | | | | 9,150 |
| Income (Loss) Before Taxes | $ 75,466 | $ (14,518) | $ 62 | $ 61,010 | $ 37,388 | $ (6,196) | $ (221) | $ 30,971 |
| Non-Floor Plan Interest | 12,335 | 435 | - | 12,770 | 12,902 | 423 | 89 | 13,414 |
| Depreciation And Amortization | 20,972 | 2,765 | - | 23,737 | 21,086 | 2,211 | - | 23,297 |
| Stock-Based Compensation Expense | 2,690 | - | - | 2,690 | 1,264 | - | - | 1,264 |
| Loss (Gain) On Exit Of Leased Dealerships | - | - | - | - | (1,080) | 3 | 89 | (988) |
| Impairment Charges | 1,075 | 16,617 | - | 17,692 | 14,053 | 1,500 | - | 15,553 |
| Loss On Debt Extinguishment | 6,690 | - | - | 6,690 | - | - | - | - |
| Gain On Franchise Disposals | (29,242) | - | - | (29,242) | (158) | - | - | (158) |
| Adjusted EBITDA | $ 89,986 | $ 5,299 | $ 62 | $ 95,347 | $ 85,455 | $ (2,059) | $ (43) | $ 83,353 |

Sonic Automotive EchoPark Automotive 41

# Non-GAAP Reconciliation – Adjusted EBITDA

| | Q3 2019 Franchised Dealerships Segment | Q3 2019 EchoPark Segment | Q3 2019 Discontinued Operations | Q3 2019 Total | Q3 2018 Franchised Dealerships Segment | Q3 2018 EchoPark Segment | Q3 2018 Discontinued Operations | Q3 2018 Total |
|---|---|---|---|---|---|---|---|---|
| | | | | (In thousands) | | | | |
| Net Income (Loss) | | | | $ 29,010 | | | | $ 15,118 |
| Provision For Income Taxes | | | | 11,307 | | | | 7,262 |
| Income (Loss) Before Taxes | $ 38,417 | $ 2,123 | $ (223) | $ 40,317 | $ 28,087 | $ (5,455) | $ (252) | $ 22,380 |
| Non-Floor Plan Interest | 12,011 | 402 | - | 12,413 | 12,279 | 423 | 98 | 12,800 |
| Depreciation And Amortization | 21,561 | 2,703 | - | 24,264 | 22,140 | 1,999 | - | 24,139 |
| Stock-Based Compensation Expense | 2,681 | - | - | 2,681 | 4,578 | - | - | 4,578 |
| Loss (Gain) On Exit Of Leased Dealerships | - | - | - | - | 24 | 4 | 103 | 131 |
| Impairment Charges | - | 1,124 | - | 1,124 | - | - | - | - |
| Gain On Franchise Disposals | 823 | - | - | 823 | 88 | - | - | 88 |
| Adjusted EBITDA | $ 75,493 | $ 6,352 | $ (223) | $ 81,622 | $ 67,196 | $ (3,029) | $ (51) | $ 64,116 |

| | Q2 2019 Franchised Dealerships Segment | Q2 2019 EchoPark Segment | Q2 2019 Discontinued Operations | Q2 2019 Total | Q2 2018 Franchised Dealerships Segment | Q2 2018 EchoPark Segment | Q2 2018 Discontinued Operations | Q2 2018 Total |
|---|---|---|---|---|---|---|---|---|
| | | | | (In thousands) | | | | |
| Net Income (Loss) | | | | $ 26,599 | | | | $ 16,905 |
| Provision For Income Taxes | | | | 10,009 | | | | 8,142 |
| Income (Loss) Before Taxes | $ 35,129 | $ 1,693 | $ (213) | $ 36,608 | $ 53,176 | $ (27,832) | $ (297) | $ 25,047 |
| Non-Floor Plan Interest | 12,599 | 431 | - | 13,030 | 12,349 | 406 | 106 | 12,861 |
| Depreciation And Amortization | 21,736 | 2,668 | - | 24,404 | 22,801 | 1,919 | - | 24,720 |
| Stock-Based Compensation Expense | 2,612 | - | - | 2,612 | 3,049 | - | - | 3,049 |
| Loss (Gain) On Exit Of Leased Dealerships | - | - | - | - | (2,618) | 6 | 106 | (2,506) |
| Impairment Charges | - | - | - | - | 10,317 | - | - | 10,317 |
| Long-Term Compensation Charges | - | - | - | - | - | 23,333 | - | 23,333 |
| Gain On Franchise Disposals | 356 | - | - | 356 | (38,047) | - | - | (38,047) |
| Adjusted EBITDA | $ 72,432 | $ 4,792 | $ (213) | $ 77,010 | $ 61,027 | $ (2,168) | $ (85) | $ 58,774 |

42

# Non-GAAP Reconciliation – Adjusted EBITDA

| | Q1 2019 | | | | Q1 2018 | | | |
|---|---|---|---|---|---|---|---|---|
| | Franchised Dealerships Segment | EchoPark Segment | Discontinued Operations | Total | Franchised Dealerships Segment | EchoPark Segment | Discontinued Operations | Total |
| | | | | (In thousands) | | | | |
| Net Income (Loss) | | | | $ 42,221 | | | | $ (2,194) |
| Provision For Income Taxes | | | | 18,935 | | | | (1,910) |
| Income (Loss) Before Taxes | $ 61,156 | $ 180 | $ (180) | $ 61,156 | $ 10,830 | $ (14,686) | $ (248) | $ (4,104) |
| Non-Floor Plan Interest | 11,829 | 433 | - | 12,262 | 12,469 | 389 | 115 | 12,973 |
| Depreciation And Amortization | 20,824 | 2,418 | - | 23,242 | 22,830 | 1,666 | - | 24,496 |
| Stock-Based Compensation Expense | 2,814 | - | - | 2,814 | 2,962 | - | - | 2,962 |
| Loss (Gain) On Exit Of Leased Dealerships | (170) | - | - | (170) | 4,955 | 7 | 109 | 5,071 |
| Impairment Charges | 26 | 1,926 | - | 1,952 | 3,561 | 82 | - | 3,643 |
| Long-Term Compensation Charges | - | - | - | - | - | 9,189 | - | 9,189 |
| Gain On Franchise Disposals | (46,750) | - | - | (46,750) | (1,190) | - | - | (1,190) |
| Adjusted EBITDA | $ 49,729 | $ 4,957 | $ (180) | $ 54,506 | $ 56,417 | $ (3,353) | $ (24) | $ 53,040 |

| | Q4 2018 | | | | Q4 2017 | | | |
|---|---|---|---|---|---|---|---|---|
| | Franchised Dealerships Segment | EchoPark Segment | Discontinued Operations | Total | Franchised Dealerships Segment | EchoPark Segment | Discontinued Operations | Total |
| | | | | (In thousands) | | | | |
| Net Income (Loss) | | | | $ 21,821 | | | | $ 61,952 |
| Provision For Income Taxes | | | | 9,150 | | | | (8,399) |
| Income (Loss) Before Taxes | $ 37,388 | $ (6,196) | $ (221) | $ 30,971 | $ 57,822 | $ (3,976) | $ (293) | $ 53,553 |
| Non-Floor Plan Interest | 12,902 | 423 | 89 | 13,414 | 12,449 | 276 | 123 | 12,848 |
| Depreciation And Amortization | 21,086 | 2,211 | - | 23,297 | 22,639 | 1,314 | - | 23,953 |
| Stock-Based Compensation Expense | 1,264 | - | - | 1,264 | 2,217 | - | - | 2,217 |
| Loss (Gain) On Exit Of Leased Dealerships | (1,080) | 3 | 89 | (988) | 23 | - | 118 | 141 |
| Impairment Charges | 14,053 | 1,500 | - | 15,553 | 6,079 | - | - | 6,079 |
| Long-Term Compensation Charges | - | - | - | - | - | 1,271 | - | 1,271 |
| Gain On Franchise Disposals | (158) | - | - | (158) | (1,507) | - | (6) | (1,513) |
| Adjusted EBITDA | $ 85,455 | $ (2,059) | $ (43) | $ 83,353 | $ 99,722 | $ (1,115) | $ (58) | $ 98,549 |

43

44 Non-GAAP Reconciliation – Adjusted EBITDA Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total Franchised Dealerships Segment EchoPark Segment Discontinued Operations Total (In thousands) Net Income (Loss) $ 15,118 $ 19,440 Provision For Income Taxes 7,262 13,935 Income (Loss) Before Taxes $ 28,087 $ (5,455) $ (252) $ 22,380 $ 38,228 $ (4,372) $ (481) $ 33,375 Non-Floor Plan Interest 12,279 423 98 12,800 12,126 253 132 12,511 Depreciation And Amortization 22,140 1,999 - 24,139 22,179 1,317 - 23,496 Stock-Based Compensation Expense 4,578 - - 4,578 3,179 - - 3,179 Loss (Gain) On Exit Of Leased Dealerships 24 4 103 131 (173) - 362 189 Impairment Charges - - - - 200 - - 200 Gain On Franchise Disposals 88 - - 88 (8,490) - - (8,490) Adjusted EBITDA $ 67,196 $ (3,029) $ (51) $ 64,116 $ 67,249 $ (2,802) $ 13 $ 64,460 Q3 2018 Q3 2017

® ®

® Investor Relations Contacts: Sonic Automotive Inc. (NYSE: SAH) Danny Wieland, Vice President, Investor Relations & Financial Reporting ir@sonicautomotive.com (704) 927-3462 KCSA Strategic Communications David Hanover / Scott Eckstein sonic@kcsa.com (212) 896-1220